                                                                    EXHIBIT 99.1

                                               /stamped/ FILED 00 Feb 25 PM 2:06




                          UNITED STATES DISTRICT COURT
                            NORTHERN DISTRICT OF OHIO
                                EASTERN DIVISION


N-VIRO INTERNATIONAL                    )    CASE NO. /stamped/ 4:00 CV    531
CORPORATION                             )
3450 W. Central Avenue, Suite 328       )    JUDGE  /stamped/ Judge Polster
Toledo, Ohio 43606                      )          /stamped/ Mag. Judge Limbert
                                        )
                  Plaintiff             )
         vs.                            )
                                        )    COMPLAINT FOR PATENT
                                             --------------------
THE CITY OF WARREN, OHIO                )    INFRINGEMENT AND JURY DEMAND
City Hall                               )    ----------------------------
391 Mahoning Avenue, N.W.               )
Warren, Ohio 44483                      )   (JURY DEMAND ENDORSED HEREON)
                                        )
                  Defendant             )


         The plaintiff, N-Viro International Corporation ("N-VIRO"), for its complaint against the defendant, the City of Warren, Ohio ("WARREN"), alleges and states as follows:

                                   THE PARTIES

         1. N-VIRO is a corporation organized and existing under the laws of the State of Ohio, and has a principal place of business at 3450 W. Central Avenue, Suite 328, Toledo, Ohio 43606.

         2. On information and belief, WARREN is a corporate municipality organized and existing under the laws of the State of Ohio, and has administrative offices at City Hall, 391 Mahoning Avenue, N.W., Warren, Ohio 44483.

                             JURISDICTION AND VENUE

         3. This action arises under the Patent Laws of the United States, as set forth in Title 35 of the United States Code.

         4. This Court has subject matter jurisdiction over this action under Title 28, Sections 1331 and 1338(a) of the United States Code.

         5. This Court may exercise personal jurisdiction over WARREN under Title 23, Section 2307.382 of the Ohio Revised Code.

         6. Venue is proper in this judicial district under Title 28, Sections 1391(b) and 1400(b) of the United States Code.

                              THE PATENTS-IN-SUIT

         7. On or about November 19, 1985, the United States Patent and Trademark Office duly and legally issued U.S. Patent No. 4,554,002 ("the `002 Patent") for an invention titled "Beneficiating Waste Sludges for Agricultural Use and Product Made Thereby," naming John P. Nicholson as the inventor. A true and correct copy of the `002 Patent is attached hereto as Exhibit A.

         8. On or about November 1, 1988, the United States Patent and Trademark Office duly and legally issued U.S. Patent No. 4,781,842 ("the `842 Patent") for an invention titled "Method of Treating Wastewater Sludge," naming John P. Nicholson as the inventor. A true and correct copy of the `842 Patent is attached hereto as Exhibit B.

         9. On or about February 20, 1990, the United States Patent and Trademark Office duly and legally issued U.S. Patent No. 4,902,431 ("the `431 Patent") for an invention titled "Method for Treating Wastewater Sludge," naming John P. Nicholson and Jeffrey C.

Burnham as the inventors. A true and correct copy of the `431 Patent is attached hereto as Exhibit C.

         10. On or about May 23, 1995, the United States Patent and Trademark Office duly and legally issued U.S. Patent No. 5,417,861 ("the `861 Patent") for an invention titled "Process to Stabilize Bioorganic Raw or Treated Wastewater Sludge," naming Jeffrey C. Burnham as the inventor. A true and correct copy of the `861 Patent is attached hereto as Exhibit D.


         11. N-VIRO is the owner by assignment of all legal rights, title, and interest in and to the `002, `842, `431 and `861 Patents (collectively, "the Patents-in-Suit").

                                     COUNT I

            PATENT INFRINGEMENT IN VIOLATION OF 35 U.S.C. SEC. 271(a)

         12. N-VIRO incorporates the allegations contained in Paragraphs 1 through 10 above as though fully set forth herein.

         The `002 Patent
         ---------------

         13. N-VIRO owns all rights, title, and interest in and to the `002 Patent, including the right to bring this suit for damages and injunctive relief for infringement thereof.

         14. On information and belief, WARREN has directly infringed the `002 Patent by practicing a method of beneficiating waste water sludge described and claimed in the ` 002 Patent, without authority to do so, at a biosolids treatment facility in Warren, Ohio ("the Warren biosolids facility").

         15. On information and belief, WARREN has directly infringed the `002 Patent by making, using, offering to sell, and/or selling a product of the method of beneficiating waste water sludge described and claimed in the `002 Patent, without authority to do so. WARREN markets this infringing product as an organic fertilizer under the trade name "Nature's Blend."

         16. On information and belief, WARREN was aware of the `002 Patent prior to the time it began operating the Warren biosolids facility, and both its operation of that facility and its marketing of the Nature's Blend organic fertilizer has been and continues to be a deliberate and willful infringement of the `002 Patent in knowing disregard of N-VIRO's patent rights.

         17. WARREN has committed and is continuing to commit these acts of infringement without authorization from N-VIRO. N-VIRO has been and will continue to be irreparably injured by WARREN's infringing acts. WARREN will continue to commit these infringing acts unless enjoined by this Court.

         18. N-VIRO has suffered and will continue to suffer damages by reason of WARREN's infringement of the `002 Patent, and N-VIRO is entitled to recover compensatory damages and attorney fees pursuant to 35 U.S.C. secs. 284 and 285.

         19. Due to the willfulness of WARREN's infringement of the `002 Patent, N-VIRO is entitled to recover enhanced damages pursuant to 35 U.S.C. sec. 284.

         The `842 Patent
         ---------------

         20. N-VIRO owns all rights, title, and interest in and to the `842 Patent, including the right to bring this suit for damages and injunctive relief for infringement thereof.

         21. On information and belief, WARREN has directly infringed the `842 Patent by practicing a method of treating biological sludge described and claimed in the `842 Patent, without authority to do so, at the Warren biosolids facility.

         22. On information and belief, WARREN has directly infringed the `842 Patent by making, using, offering to sell, and/or selling a product of the method of treating biological sludge described and claimed in the `842 Patent, without authority to do so. WARREN markets this infringing product as an organic fertilizer under the trade name "Nature's Blend."

         23. On information and belief, WARREN was aware of the `842 Patent prior to the time it began operating the Warren biosolids facility, and both its operation of that facility and its marketing of the Nature's Blend organic fertilizer has been and continues to be a deliberate and willful infringement of the `842 Patent in knowing disregard of N-VIRO's patent rights.

         24. WARREN has committed and is continuing to commit these acts of infringement without authorization from N-VIRO. N-VIRO has been and will continue to be irreparably injured by WARREN's infringing acts. WARREN will continue to commit these infringing acts unless enjoined by this Court.

         25. N-VIRO has suffered and will continue to suffer damages by reason of WARREN's infringement of the `842 Patent, and N-VIRO is entitled to recover compensatory damages and attorney fees pursuant to 35 U.S.C. secs. 284 and 285.

         26. Due to the willfulness of WARREN's infringement of the `842 Patent, N-VIRO is entitled to recover enhanced damages pursuant to 35 U.S.C. sec. 284.

         The `431 Patent
         ---------------

         27. N-VIRO owns all rights, title, and interest in and to the `431 Patent, including the right to bring this suit for damages and injunctive relief for infringement thereof.

         28. On information and belief, WARREN has directly infringed the `431 Patent by practicing a method of treating wastewater sludge described and claimed in the `431 Patent, without authority to do so, at the Warren biosolids facility.

         29. On information and belief, WARREN has directly infringed the `431 Patent by making, using, offering to sell, and/or selling a product of the method of treating wastewater sludge described and claimed in the `431 Patent, without authority to do so. WARREN markets this infringing product as an organic fertilizer under the trade name "Nature's Blend."

         30. On information and belief, WARREN was aware of the `431 Patent prior to the time it began operating the Warren biosolids facility, and both its operation of that facility and its marketing of the Nature's Blend organic fertilizer has been and continues to be a deliberate and willful infringement of the `431 Patent in knowing disregard of N-VIRO's patent rights.

         31. WARREN has committed and is continuing to commit these acts of infringement without authorization from N-VIRO. N-VIRO has been and will continue to be irreparably injured by WARREN's infringing acts. WARREN will continue to commit these infringing acts unless enjoined by this Court.

         32. N-VIRO has suffered and will continue to suffer damages by reason of WARREN's infringement of the `431 Patent, and N-VIRO is entitled to recover compensatory damages and attorney fees pursuant to 35 U.S.C. secs. 284 and 285.

         33. Due to the willfulness of WARREN's infringement of the `431 Patent, N-VIRO is entitled to recover enhanced damages pursuant to 35 U.S.C. sec. 284.

         The `861 Patent
         ---------------

         34. N-VIRO owns all rights, title, and interest in and to the `861 Patent, including the right to bring this suit for damages and injunctive relief for infringement thereof.

         35. On information and belief, WARREN has directly infringed the `861 Patent by practicing a method of treating wastewater sludge described and claimed in the `861 Patent, without authority to do so, at the Warren biosolids facility.

         36. On information and belief, WARREN has directly infringed the `861 Patent by making, using, offering to sell, and/or selling a product of the method of treating wastewater sludge described and claimed in the `861 Patent, without authority to do so. WARREN markets this infringing product as an organic fertilizer under the trade name "Nature's Blend."

         37. On information and belief, WARREN was aware of the `861 Patent prior to the time it began operating the Warren biosolids facility, and both its operation of that facility and its marketing of the Nature's Blend organic fertilizer has been and continues to be a deliberate and willful infringement of the `861 Patent in knowing disregard of N-VIRO's patent rights.

         38. WARREN has committed and is continuing to commit these acts of infringement without authorization from N-VIRO. N-VIRO has been and will continue to be irreparably injured by WARREN's infringing acts. WARREN will continue to commit these infringing acts unless enjoined by this Court.

         39. N-VIRO has suffered and will continue to suffer damages by reason of WARREN's infringement of the `861 Patent, and N-VIRO is entitled to recover compensatory damages and attorney fees pursuant to 35 U.S.C. secs. 284 and 285.

         40. Due to the willfulness of WARREN's infringement of the `861 Patent, N-VIRO is entitled to recover enhanced damages pursuant to 35 U.S.C. sec. 284.

                                    COUNT II

       INDUCING PATENT INFRINGEMENT IN VIOLATION OF 35 U.S.C. SEC. 271(b)

         41. N-VIRO incorporates the allegations contained in Paragraphs 1 through 40 above as though fully set forth herein.

         42. On information and belief, WARREN has, in connection with its "Nature's Blend Cooperative Partnership" program, actively induced infringement of the Patents-in-Suit by openly and conspicuously encouraging third parties, including but not limited to other municipalities within this judicial district, to practice the methods of treating biosolids described and claimed in the Patents-in-Suit.

         43. On information and belief, WARREN was aware of the Patents-in-Suit prior to the time it began actively inducing infringement, and its acts of inducement have been and continue to be a deliberate and willful infringement of the Patents-in-Suit in knowing disregard of N-VIRO's patent rights.

         44. WARREN has committed and is continuing to commit these acts of inducing infringement without authorization from N-VIRO. N-VIRO has been and will continue to be irreparably injured by WARREN's acts of inducing infringement. WARREN will continue to commit these acts of inducing infringement unless enjoined by this Court.

         45. N-VIRO has suffered and will continue to suffer damages by reason of WARREN's inducing infringement of the Patents-in-Suit, and N-VIRO is entitled to recover compensatory damages and attorney fees pursuant to 35 U.S.C. secs. 284 and 285.

         46. Due to the willfulness of WARREN's inducing infringement of the Patents-in-Suit, N-VIRO is entitled to recover enhanced damages pursuant to 35 U.S.C.sec. 284.

         WHEREFORE, Plaintiff N-Viro International Corporation demands the following relief:

         1. A judgment that Defendant City of Warren has infringed the `002, `842, `431 and `861 Patents;

         2. A judgment that Defendant City of Warren has induced infringement of the `002, `842, `431 and `861 Patents;

         3. A judgment and order requiring Defendant City of Warren to pay damages under 35 U.S.C. sec. 284, including treble damages for willful infringement, with prejudgment interest;

         4. A finding that this is an exceptional case, and an order awarding reasonable attorney fees to Plaintiff N-Viro International Corporation under 35 U.S.C. sec. 285;

         5. An injunction enjoining and restraining Defendant City of Warren, or anyone acting on behalf of Defendant City of Warren, from practicing or promoting the practice of any infringing process, and from advertising, offering to sell, selling or promoting any infringing products, including but not limited to its "Nature's Blend" organic fertilizer, save under license or other authorization from Plaintiff N-Viro International Corporation;

         6. A judgment against Defendant City of Warren for any and all damages allowable by law, including but not limited to (a) monetary damages sustained by Plaintiff N-Viro International Corporation, (b) treble damages, (c) a multiple of Defendant City of Warren's profits from infringing activities, (d) costs and prejudgment interest, (e) attorney fees, and (f) punitive damages;

         7. Any and all such other and further relief as this Court may deem appropriate.

                                            /s/  Ronald H. Isroff
                                          -------------------------------------
                                          Marvin L. Karp (21944)
                                          Ronald H. Isroff (21930)
                                          ULMER & BERNE LLP
                                          Bond Court Building
                                          1300 East Ninth Street, Suite 900
                                          Cleveland, Ohio 44114-1583 (216)
                                          621-8400 Fax (216) 621-7488

                                          Attorneys for Plaintiff
                                          N-VIRO INTERNATIONAL
                                          CORPORATION

OF COUNSEL:


Edward T. Colbert
Mark M. Supko
William M. Merone
KENYON & KENYON
1500 K Street, N.W.
Washington, D.C. 20005
(202) 220-4200
Fax (202) 220-4201


                                   JURY DEMAND
                                   -----------

         Plaintiff N-Viro International Corporation hereby demands a trial by jury on all issues triable to a jury.


                                                /s/  Ronald H. Isroff
                                              ----------------------------------
                                              One of the Attorneys for Plaintiff
                                              N-VIRO INTERNATIONAL
                                              CORPORATION